Collateral for crude oil exploration concession agreements	6 Months Ended
Jun. 30, 2024
Collateral For Crude Oil Exploration Concession Agreements
Collateral for crude oil exploration concession agreements

21.	Collateral for crude oil exploration concession agreements

The Company has granted collateral to ANP in connection with the performance of the Minimum Exploration Programs established in the concession agreements for petroleum exploration areas in the total amount of US$ 1,542 (US$ 1,770 as of December 31, 2023), which is still in force as of June 30, 2024, net of commitments undertaken. As of June 30, 2024, the collateral comprises future crude oil production capacity from Marlim and Buzios producing fields, already in production, pledged as collateral, in the amount of US$ 1,529 (US$ 1,756 as of December 31, 2023) and bank guarantees of US$ 13 (US$ 14 as of December 31, 2023).